SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: March 17, 2005



                               Bayview Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                             333-107179                  98-030519
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

1859 Spyglass Place, Suite 110, Vancouver, B.C. Canada       V5Z 4K6
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (778) 837-8788
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        The Company has issued 1,100,000 shares in a Share Exchange to David Kittrell for 100% of the issued and outstanding shares of Xpention, Inc. The Company relied on Section 4(2) for an exemption from registration under the Securities Act of 1933 for the transaction.

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        The Company has issued 1,100,000 shares to David Kittrell in a share exchange for 100% of Xpention for which the Company had entered into a Definitive Agreement on February 15, 2005. Mr. Kittrell now owns 25.16% of the outstanding shares of Bayview Corp. (See "8.01 Other Events.")

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        David Kittrell has been named President, CFO, and Director. Messrs. Federico and Ng have resigned as Directors, and Mr. Federico has resigned as President. Mr. Ng has resigned as Secretary.

        DAVID KITTRELL, President

        Mr. Kittrell received his B.A. in Economics from Davidson College in North Carolina in 1974. He received his Master of Arts in Economics from the University of Miami in 1978. Mr. Kittrell held various positions with SunTrust Bank in Florida, including, Management Associate, Credit Department; Vice President, International Division; Vice President and Manager, Real Estate Administration Department; Vice President, Commercial Real Estate Finance Depart -ment; Senior Vice President, Special Assets Group; Senior Vice President and Manager, Real Estate Finance; and Executive Vice President and Chief Credit Officer, Credit Administration Division (1978-1997). From 1999 to 2001, he was a Broker Associate with Coldwell Banker Residential Brokerage in Colorado. Since 2001, Mr. Kittrell has been a Managing Broker with Coldwell Banker Residential Brokerage in Colorado.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None


Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        Business of Xpention, Inc.

        Xpention, Inc. is a biotechnology company that was formed to develop both immunological and molecular tests for cancer detection in animals and humans as well as therapeutic vaccines and other treatment methods for both canine and human cancers. Xpention has licensed exclusive rights to a specific genetic marker called the p65 that has highly specific correlation to numerous cancers.

        Xpention has entered into the Patent and Technology License Agreement with The University of Texas M.D. Anderson Cancer Center which granted Xpention the exclusive rights to patented technology for the detection of cancer based on a tumor marker known as p65 which has been demonstrated to show elevated levels in the blood of canine and human cancer patients.

BACKGROUND

Cancers

        Cancer is a group of diseases characterized by uncontrolled growth and spread of abnormal cells. If the spread is not controlled, it can result in death. Cancer is caused by both external factors (tobacco, chemicals, radiation, and infectious organisms) and internal factors (inherited mutations, hormones, immune conditions, and mutation that occur from metabolism). Causal factors may act together or in sequence to initiate or promote cancer development.

        About 1,300,000 new cases of cancer were diagnosed in 2003. This year about 550,000 Americans are expected to die of cancer, more than 1,500 people a day. Cancer is now the number 1 leading cause of death in the U.S. exceeding even heart disease in 2004. In the U.S., 1 out of every 4 deaths is attributable to cancer.

        The National Institutes of Health estimate overall costs for cancer in the year2002 at $171.6 billion. $60.9 billion for direct medical costs (total of all health expenditures) and $15.5 billion for indirect morbidity costs (cost of lost productivity due to premature death). An estimated 250,000 new cases of breast cancer in women and 220,000 new cases of prostate cancer in men occurred in 2003.

Companion Animal Cancers

        There are 65 million pet dogs and nearly 78 million pet cats in the UnitedStates, most of whom are considered part of the family. U.S. expenditure on veterinary care for pets in 2004 has grown over previous years and is esti-mated at $8.3 billion with an additional $7.9 billion in supplies and medicine (APPMA 2003/2004 National Pet Owner's Survey). Companion animals are living longer and healthier lives, but are also experiencing a higher frequency of disease. Diagnosis of disease occurs more commonly in the late stages of life.

        Cancer is the number one cause of natural death in senior dogs and cats and accounts for nearly 50% of deaths each year. One of the most common forms of canine cancer, lymphosarcoma, has an annual incidence of approximately 100,000 new cases. Dogs, in fact, experience approximately the same rate of cancer as humans do, although the prevalence is slightly lower with cats. It is notable however, that of the other common geriatric veterinary diseases (e.g. congestive heart failure, renal failure and diabetes mellitus), cancer is the most treatable. Treatments include surgery, radiation and chemotherapy. Treatment success is often a function of how progressed the cancer is at time of diagnosis.

        Given the frequency of these diseases and the lengths to which pet owners will go to keep their animals healthy and happy into their senior years, the availability of a simple screening tool and monitoring method that would detect cancers would be extremely helpful for the future of veterinary medicine. This test could be used as part of a senior wellness evaluation, or as part of routine follow-up after detecting symptoms.

INITIAL STUDY OF P65

        P65 is a promising marker for the early detection of malignant tumor formation and a useful tool for monitoring therapy and remission. Levels of p65 also appear to have a direct correlation to tumor mass.

        In an initial study performed, at The University of Texas, 67 dogs with lymphosarcoma and 14 normal dogs were evaluated for p65 levels with the following findings:

         Sensitivity:                       0.94

         Specificity:                       0.70

         Predictive Value:                  0.83
         (elevated p65 & presence of cancer)

Diagnosis Methods

        Current methods for diagnosis include costly imaging techniques and invasive procedures. Evaluation of the success of therapy is accomplished by using routine biochemistry and hematology testing, imaging and analysis of symptoms. Early detection and treatment would provide the best odds of attaining remission.

XPENTION PLAN OF OPERATION

        Xpention has the rights to a genetic marker in the blood called, P65. P65 is a promising marker for the early detection of malignant tumor formation and a useful tool for monitoring therapy and remission. Levels of p65 also appear to have a direct correlation to tumor mass/size. Initially, the Company will utilize its licensed technology to develop an immunological test for the detection of cancer in canines. The development stage of the test is anticipated to last approximately six to eight months. If development of the immunological test is successful, the Company hopes to commercialize the test through licens-ing the test to third parties for sale and distribution.

        Simultaneously, the Company will utilize its licensed technology to attempt to develop a molecular assay for detection of cancer in both humans and canines. The molecular test would be designed to be a more sensitive test to be used both as a confirmation test as well as providing an ongoing measure of therapeutic success in canines and perhaps ultimately for cancer screening in humans. The duration of the development stage for the molecular assay is antici-pated to be approximately twelve months. If successful development of the molecular assay occurs, the Company hopes to commercialize the molecular test; however, unlike the immunological test that will be licensed, all molecular test -ing will be conducted by the Company in a CLIA-certified laboratory.

P65 THERAPEUTIC VACCINE

        Following development of the molecular assay, the company intends to pursue development of therapeutic vaccines utilizing RNAi (interference RNA) technology. Any changes in the genetic dynamic of P65 appear to steer cells toward abnormal growth resulting in tumor development. The hallmark of P65 alter -ation is a pronounced increase in the level of gene expression. Other oncogenes such as ERB2 are found to be elevated primarily in breast cancer. It has been shown that once the level of ERB2 goes back to normal, cancer growth slows down or disappears.

        Xpention's approach to vaccine development would rely on the use of RNAi technology. RNAi is a novel technique capable of manipulating the level of a target gene by "interfering" with its genetic expression. This technology has been successfully applied to a variety of genetic targets including cancer and viral genes. Xpention intends to explore and evaluate developing adenoviral vector based delivery systems that contain genetic elements unique to P65 sequences. By interfering with the genetic machine responsible for the altered levels of P65 in cancer cells, Xpention would attempt to revert or slow down the neoplastic process. An "in vitro" and mouse model for P65 related cancer growth has already been developed. The company also intends to employ the "Integrated technology platform system" (ITPS) to determine the efficacy of adenovirus vector RNAi based vaccine (AVVRNAi). Levels of p65 are measured before and at different time points after AVVRNAi injections in mice. Different dosages of vaccine would be tried to determine the proper concentrations based on the highest levels of P65 gene inhibition. The company hopes ITPS will expedite the preclinical stage of the P65 vaccine development allowing a faster and more efficient start of human clinical studies.


PLAN OF OPERATIONS

        The company intends to immediately commence evaluation of its initial test design in coordination with veterinary clinics.

        The company budget for the next twelve months is as follows:

Budget
------

Initial Cost of License Agreement w/ The University of Texas M.D.Anderson Cancer Center $50,000

Contract for Initial Development of Canine Cancer test w/ AMC Cancer Center $58,946

Contract for Research and Development for molecular test for canines and humans w/ Genethera $240,000

Contract w/ Colorado State University Center for Veterinary Sudies for canine blood samples $10,000-$20,000

Professional fees- Auditor/Attorneys/CPA/Directors/Website development $100,000

Accrued and ongoing salaries-CEO $150,000

Other Administrative (lease/phone/computer etc) $50,000

Working Capital $250,000

LICENSE TERMS

        The license of Patent #5310653, #5411868, and 5,773,215 obtained by the company from The University of Texas contains the following material terms:

         The Board of Regents of The University of Texas System, an agency of the State of Texas, through the University of Texas M.D. Anderson Cancer Center, a component institution of The University of Texas System, hereby grants to Xpention a royalty-bearing, exclusive license under inventions and discoveries by patent rights or technology rights within the licensed field, to manufacture, have manufactured, use, import, offer to sell and/or sell licensed products within licensed territory for use within licensed field. It is subject to the payment by Xpention to the University of Texas M.D. Anderson Cancer Center of $50,000, the timely payment of all amounts due under any related sponsored research agreement between University of Texas M.D. Anderson Cancer Center and Xpention in effect during the agreement, and is further subject to the following rights retained by Board of Regents and University of Texas M.D. Anderson Cancer Center to:

        (a) Publish the general scientific findings from research related to the inventions and discoveries; and

        (b) Use the inventions and discoveries for research, teaching, patient care, and other educationally-related purposes.

        The Company intends to raise approximately $250,000 in a private place-ment of stock to fund operations in the next 6 months.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - Xpention, Inc. audited fiancial statements for the period ended December 31, 2004

                                   Pro Forma unaudited financial statements

        B.  Exhibits -  10.1    Agreement and Plan of Reorganization*
                        10.2    Abstract of Patent #5411868
                        10.3    Abstract of Patent #5310653
                        10.4    Abstract of Patent #5,773,215
                        10.5    License from The University of Texas
                        10.6    Abstract of tests on P65 Tumor Markers

* Previously filed.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 17, 2005                Bayview Corporation



                                    By: /s/ David Kittrell
                                        ----------------------------------------
                                        David Kittrell, President

                                 Xpention, Inc.
                         (A Development Stage Company)
                          Audited Financial Statements
                          As of December 31, 2004 and
                  For the Period Inception (October 13, 2004)
                           through December 31, 2004

                                 Xpention, Inc.
                          (A Development Stage Company)
                          Audited Financial Statements
                                Table of Contents

                                                                     Page

Report of Impendent Registered Public Accounting Firm                 F-1

Balance Sheet                                                         F-2

Statement of Operations                                               F-3

Statement of Stockholder's (Deficit)                                  F-4

Statement of Cash Flows                                               F-5

Notes to Financial Statements                                         F-6 - F-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Shareholder and Board of Directors
Xpention, Inc.

We have audited the accompanying balance sheet of Xpention, Inc. (a development stage company) as of December 31, 2004, and the related statements of operations, stockholders' (deficit), and cash flows from inception (October 13,
2004) through December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Xpention, Inc. (a development stage company) as of December 31, 2004, and the results of its operations, and its cash flows from inception (October 13, 2004) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has suffered recurring losses from operations and has working capital and stockholder's deficits. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Denver, Colorado
February 25, 2005

                                 XPENTION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 2004



                                     ASSETS

CURRENT ASSETS
   Cash                                                               $ 72,572
   Prepaid expense                                                      15,000
                                                                 --------------
                                                                      $ 87,572
                                                                 ==============



                     LIABILITIES AND STOCKHOLDER'S (DEFICIT)

CURRENT LIABILITIES
   Accounts payable and accrued expenses                              $ 16,671
    Note payable                                                       100,000
                                                                 --------------
    Total current liabilities                                          116,671
                                                                 --------------

STOCKHOLDER'S (DEFICIT)
Common stock, no par value, 100,000 shares
   authorized, 1,000 shares issued and outstanding                         100
(Deficit) accumulated during the development stage                     (29,199)
                                                                 --------------
                                                                       (29,099)
                                                                 --------------
                                                                      $ 87,572
                                                                 ==============

   The accompanying notes are an integral part of these financial statements.

                            XPENTION, INC.
                    (A DEVELOPMENT STAGE COMPANY)
                       STATEMENT OF OPERATIONS


                                                         October 13, 2004
                                                            (inception)
                                                              through
                                                         December 31, 2004
                                                ------------------------------


REVENUE                                                                   $ -

                                                ------------------------------
GENERAL AND ADMINISTRATIVE EXPENSES                                    28,528
                                                ------------------------------
(LOSS) FROM OPERATIONS                                                (28,528)
                                                ------------------------------
OTHER INCOME (EXPENSE)
  INTEREST EXPENSE                                                       (671)
                                                ------------------------------

NET (LOSS)                                                          $ (29,199)
                                                ==============================

PER SHARE INFORMATION:

WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING - (BASIC AND DILUTED)                                   1,000
                                                ==============================

NET (LOSS) PER COMMON SHARE
   (BASIC AND DILUTED)                                               $ (29.20)
                                                ==============================


   The accompanying notes are an integral part of these financial statements.



                                                 XPENTION, INC.
                                          (A DEVELOPMENT STAGE COMPANY)
                                      STATEMENT OF STOCKHOLDERS' (DEFICIT)
                       PERIOD FROM INCEPTION (OCTOBER 13, 2004) THROUGH DECEMBER 31, 2004




                                                    Common Stock                      (Deficit)
                                                                                     Accumulated
                                                                                      During the
                                                                                      Development
                                                     Shares           Amount              Stage                Total
                                                  -------------     -----------      ---------------      ---------------
Balance at Inception (October 13, 2004)                      -             $ -                  $ -                  $ -
                                                  -------------     -----------      ---------------      ---------------
Stock issued for cash at $0.10                           1,000             100                    -                  100

Net (loss)                                                   -               -              (29,199)             (29,199)
                                                  -------------     -----------      ---------------      ---------------
Balance at December 31, 2004                             1,000           $ 100            $ (29,199)           $ (29,099)
                                                  =============     ===========      ===============      ===============






                   The accompanying notes are an integral part of these financial statements.

                                                       F-4


                                 XPENTION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS


                                                                October 13, 2004
                                                                  (inception)
                                                                    through
                                                               December 31, 2004
                                                             -------------------

CASH FLOW FROM OPERATING ACTIVITIES
      Net (loss)                                                     $ (29,199)
      Adjustments to reconcile net (loss) to net cash
     (used in) operating activities:
       Increase in prepaid expenses                                    (15,000)
       Increase in accounts payable and accrued expenses                16,671
                                                             ------------------
     Net cash (used in) operating activities                           (27,528)
                                                             ------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Net cash provided by investing activities                               -
                                                             ------------------

CASH FLOWS FROM FINANCING ACTIVITIES
       Proceeds from note payable                                      100,000
       Issuance of common stock for cash                                   100
                                                             ------------------
     Net cash provided by financing activities                         100,100
                                                             ------------------
     Net increase in cash                                               72,572

     Cash - inception                                                        -
                                                             ------------------
     Cash - end of period                                             $ 72,572
                                                             ==================


   The accompanying notes are an integral part of these financial statements.

                                 XPENTION, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Xpention, Inc. (the Company) was incorporated in the State of Colorado on October 13, 2004 and has been in the development stage since its inception.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. On an ongoing basis, management reviews those estimates, including those related to allowances for doubtful accounts, loss contingencies for litigation, income taxes, and projection of future cash flows used to assess the recoverability of long-lived assets.

Cash and Cash Equivalents

For purposes of balance sheet classification and the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2004. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts payable and accrued expenses, and note payable. Fair values are assumed to approximate carrying values for these financial instruments because they are short term in nature, or are receivable or payable on demand, and their carrying amounts approximate fair value.

Impairment of Long-Lived Assets

The Company periodically reviews the carrying amount of long lived assets determine whether current events or circumstances warrant adjustments to such carrying amounts. If an impairment adjustment is deemed necessary, such loss is measured by the amount that the carrying value of such assets exceeds their fair value. Considerable management judgment is necessary to estimate the fair value of assets; accordingly, actual results could vary significantly from such

                                 XPENTION, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


estimates. Assets to be disposed of are carried at the lower of their financial statement carrying amount or fair value less costs to sell.

Revenue Recognition

Revenue from product sales are recognized when delivery has occurred, persuasive evidence of an agreement exists, the vendor fee is fixed or determinable, and no further obligation exists and collectability is probable. Generally, title passes on the date of shipment. Cost of products sold consists of the cost of raw materials and labor related to the corresponding sales transaction. When a right of return exists, the Company defers revenues until the right of return expires. Revenue from services is recognized when service is completed.

Research and Development

Research and development costs are charged to operations when incurred and are included in operating expenses.

Segment Information

The Company follows Statement of Financial Accounting Standards (SFAS) 131, "Disclosure about Segments of an Enterprise and Related Information". Certain information is disclosed, per SFAS 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in one business segment and will evaluate additional segment disclosure requirements if it expands operations.

Net (Loss) Per Common Share

The Company follows SFAS 128, "Earnings Per Share". Basic earnings (loss) per common share calculations are determined by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the year. Diluted earnings (loss) per common share calculations are determined by dividing net income (loss) by the weighted average number of common shares and dilutive common share equivalents outstanding. During the periods when they are anti-dilutive, common stock equivalents, if any, are not considered in the computation.

Stock-Based Compensation

The Company accounts for stock based compensation in accordance with SFAS 123, "Accounting for Stock-Based Compensation." The provisions of SFAS 123 allow

                                 XPENTION, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in APB Opinion 25, "Accounting for Stock Issued to Employees" (APB 25) but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for stock options.

The Company measures the amount of stock-based compensation to non-employees based on the fair value of the equity instrument issued or the services or goods provided as of the earlier of (1) the date at which an agreement is reached with the non-employee as to the number of shares to be issued for performance, or (2) the date at which the non-employees' performance is complete.

Recent Pronouncements

In November 2004, the FASB issued SFAS 151, "Inventory Costs." SFAS 151 amends the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage) under the guidance in ARB 43, Chapter 4, "Inventory Pricing." Paragraph 5 of ARB 43, Chapter 4, previously stated that "...under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges...." This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not expect adoption of SFAS 151 to have a material impact on the Company's financial statements.

In December 2004, the FASB issued SFAS 152, "Accounting for Real Estate Time-Sharing Transactions." The FASB issued this Statement as a result of the guidance provided in AICPA Statement of Position (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions." SOP 04-2 applies to all real estate time-sharing transactions. Among other items, the SOP provides guidance on the recording of credit losses and the treatment of selling costs, but does not change the revenue recognition guidance in SFAS 66, "Accounting for Sales of Real Estate," for real estate time-sharing transactions. SFAS 152 amends Statement 66 to reference the guidance provided in SOP 04-2. SFAS 152 also amends SFAS 67, "Accounting for Costs and Initial Rental Operations of Real Estate Projects", to state that SOP 04-2 provides the relevant guidance on accounting for incidental operations and costs related to the sale of real estate time-sharing transactions. SFAS 152 is effective for years beginning

                                 XPENTION, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


after June 15, 2005, with restatements of previously issued financial statements prohibited. Management does not expect adoption of SFAS 151 to have a material impact on the Company's financial statements.

In December 2004, the FASB issued SFAS 153, "Exchanges of Nonmonetary Assets," an amendment to Opinion No. 29, "Accounting for Nonmonetary Transactions." Statement 153 eliminates certain differences in the guidance in Opinion No. 29 as compared to the guidance contained in standards issued by the International Accounting Standards Board. The amendment to Opinion No. 29 eliminates the fair value exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. Such an exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for nonmonetary asset exchanges occurring in periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in periods beginning after December 16, 2004. Management does not expect adoption of SFAS 153 to have a material impact on the Company's financial statements.

In December 2004, the FASB issued SFAS 123(R), "Share-Based Payment." SFAS 123(R) amends SFAS 123, "Accounting for Stock-Based Compensation," and APB Opinion 25, "Accounting for Stock Issued to Employees." SFAS 123(R) requires that the cost of share-based payment transactions (including those with employees and non-employees) be recognized in the financial statements. SFAS 123(R) applies to all share-based payment transactions in which an entity acquires goods or services by issuing (or offering to issue) its shares, share options, or other equity instruments (except for those held by an ESOP) or by incurring liabilities (1) in amounts based (even in part) on the price of the entity's shares or other equity instruments, or (2) that require (or may require) settlement by the issuance of an entity's shares or other equity instruments. This statement is effective (1) for public companies qualifying as SEC small business issuers, as of the first interim period or fiscal year beginning after December 15, 2005, or (2) for all other public companies, as of the first interim period or fiscal year beginning after June 15, 2005, or (3) for all nonpublic entities, as of the first fiscal year beginning after December 15, 2005. Management is currently assessing the effect of SFAS No. 123(R) on the Company's financial statements.


NOTE 2. STOCKHOLDERS' (DEFICIT)

The Company's Board of Directors has the authority to issue 100,000,000 shares of no par value common stock.

                                 XPENTION, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


In October 2004, the Company issued 1,000 shares of common stock valued at $100, or $0.10 per share, for cash.


NOTE 3. INCOME TAXES

The Company accounts for income taxes under SFAS 109, "Accounting for Income Taxes", which requires use of the liability method. SFAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

Reconciliation of the Federal statutory income tax rate of 34% to the effective rate is as follows:

          Federal statutory income tax rate                      34.00 %
          Valuation allowance                                   (34.00)%
                                                                -------
                                                                     - %
                                                                =======

The estimated tax effects of temporary differences and net operating losses that give rise to significant portions of deferred tax assets and liabilities consisted of the following:

         Reconciling items:

         Net operating loss carryforward                           $ 29,199
         Less valuation allowance                                   (29,199)
                                                                    -------
         Net deferred tax asset                                    $      -
                                                                   ========

The net operating loss carry forward of approximately $29,199 will expire through 2024.

NOTE 4. NOTE PAYABLE

In November 2004, an unrelated third party lent the Company $100,000 to pay operating expenses pursuant to a note. This note is due on the earlier of (i) the Company successfully receiving financing in excess of $1,000,000; or (ii) one year from the date of the note. Interest accrues at the rate of 5% per annum and aggregated $671 through December 31, 2004.

                                 XPENTION, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


NOTE 5.  BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern.

The Company has experienced losses from operations as a result of its investment necessary to achieve its operating plan, which is long-range in nature. For the period ended December 31, 2004, the Company incurred a net loss of $29,199, and has no revenue generating activiites. At December 31, 2004, the Company had a working capital (deficit) and stockholder's (deficit) of $29,099.

The Company's ability to continue as a going concern is contingent upon its ability to obtain capital or be party to an acquisition agreement. The Company is reliant on advances from related parties to maintain operations and is currently seeking acquisition candidates, (see note 6).

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.


NOTE 6.  SUBSEQUENT EVENTS

In February 2005, the Company entered into an Agreement and Plan of Reorganization with Bayview Corporation ("Bayview") whereby the Company. shall become a wholly-owned subsidiary of Bayview. The Agreement was approved by the shareholders of both the Company and Bayview and is subject to various conditions, some of which are pending as of the date of this report.

On February 17, 2005, the Company entered into a License and Technology Agreement with the University of Texas M.D. Anderson Cancer Center to commercialize technology developed for cancer detection in animals and humans.

                               BAYVIEW CORPORATION
                         PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                     SUMMARY

The accompanying unaudited pro forma financial statements give effect to the combination of Bayview Corporation ("Bayview") and Xpention, Inc. ("Xpention") on February 15, 2005.

The statements presented include the pro forma balance sheet as of November 30, 2004, and the pro forma statements of operations for the 12 month period ended November 30, 2004. The pro forma financial statements were derived from the audited financial statements of Bayview as of May 31, 2004, and the year then ended, and the unaudited interim financial statements for Bayview as of November 30, 2004, and for the six months ended November 30, 2004 and from the Xpention audited financial statements as of December 31, 2004 and for the period (inception) October 10, 2004 to December 31, 2004. The pro forma statements of operations assume that the combination took place at the beginning of the period presented.

The pro forma financial statements give effect to the combination using the purchase method of accounting. The pro forma assumptions and adjustments are set forth in the accompanying notes to the pro forma financial statements.

The results of operations are not necessarily indicative of those which would have been attained had the transaction occurred at the beginning of the period presented. The pro forma financial statements should be read in conjunction with the historical financial statements of Bayview and Xpention.



                                       BAYVIEW CORPORATION
                                  (A DEVELOPMENT STAGE COMPANY)
                                     PRO-FORMA BALANCE SHEET
                                           (UNAUDITED)


                                                           Bayview
                                                         Corporation     Xpention, Inc.
                                                       November 31, 2004 December 31, 2004     Adjustments   Pro-forma
                                                          -----------       -----------        -----------  -----------

                        ASSETS

Current Assets:
 Cash and cash equivalents                                     $ 25,182          $ 72,572              $ -     $ 97,754
 Prepaid expense                                                      -            15,000                -       15,000
                                                              -----------       -----------      ----------- -----------

TOTAL ASSETS                                                  $  25,182          $ 87,572              $ -    $ 112,754
                                                              ===========       ===========      =========== ===========

       LIABILITIES AND STOCKHOLDERS' (DEFICIT)

LIABILITIES
Current Liabilities:
 Accounts payable and accrued expenses                          $ 5,416          $ 16,671              $ -     $ 22,087
 Notes payable                                                       -            100,000                -      100,000
                                                              -----------       -----------      ----------- -----------
  Total current liabilities                                       5,416           116,671                -      122,087
                                                              -----------       -----------      ----------- -----------

STOCKHOLDERS' (DEFICIT)
 Common stock, $.001 par value, 100,000,000 shares
  authorized, 4,372,500 shares issued and outstanding             3,273               100            1,000        4,373
 Additional paid in capital                                      75,227                 -           (1,000)      45,028
                                                                                                   (29,199)
(Deficit) accumulated in the development stage                  (58,734)          (29,199)          29,199      (58,734)
                                                              -----------       -----------      ----------- -----------
                                                                 19,766           (29,099)              -       (9,333)
                                                              -----------       -----------      ----------- -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $  25,182          $ 87,572              $ -    $ 112,754
                                                              ===========       ===========      =========== ===========



                       Read the accompanying notes to the pro-forma financial statements.

                                                      F-13


                                       BAYVIEW CORPORATION
                                  (A DEVELOPMENT STAGE COMPANY)
                                PRO-FORMA STATEMENT OF OPERATIONS
                                           (UNAUDITED)

                                                       Bayview
                                                     Corporation       Xpention, Inc.
                                                  November 31, 2004  December 31, 2004       Adjustments     Pro-forma
                                                 ------------------- -----------------       -----------     ---------

REVENUE                                                         $ -                $ -                $ -            $ -
                                                           ----------         ----------         ----------     ----------

COST OF SALES                                                     -                  -                  -              -
                                                           ----------         ----------         ----------     ----------

GROSS PROFIT                                                      -                  -                  -              -
                                                           ----------         ----------         ----------     ----------

OPERATING COSTS AND EXPENSES
  Purchased research and development                               -                  -             29,099         29,099
  Mineral property option payment                              2,000                  -                  -          2,000
  Mineral property exploration                                 5,000                  -                  -          5,000
  Selling, general and administrative                          6,761             28,528                  -         35,289
                                                           ----------         ----------         ----------     ----------
                                                              13,761             28,528             29,099         71,388
                                                           ----------         ----------         ----------     ----------

OPERATING (LOSS)                                             (13,761)           (28,528)           (29,099)       (71,388)
                                                           ----------         ----------         ----------     ----------

OTHER INCOME (EXPENSE)                                            -                (671)                -            (671)
                                                           ----------         ----------         ----------     ----------

(LOSS) BEFORE INCOME TAXES                                   (13,761)           (29,199)           (29,099)       (72,059)

INCOME TAXES                                                      -                  -                  -              -
                                                           ----------         ----------         ----------     ----------


NET (LOSS)                                                 $ (13,761)         $ (29,199)         $ (29,099)     $ (72,059)
                                                           ==========         ==========         ==========     ==========


 Basic and diluted (loss) per share                                                                               $ (0.00)
                                                                                                                  ========

 Weighted average shares outstanding                                                                           44,509,788
                                                                                                               ===========


               Read the accompanying notes to the pro-forma financial statements.

                                              F-14


                                  BAYVIEW, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


The accompanying pro forma financial statements give effect to the combination of Bayview and Xpention effective on February 15, 2005, and closed on March 17, 2005. The acquisition was effected by the exchange of all of the issued and outstanding common shares of Xpention for 1,100,000 common shares of Bayview valued at their fair market value of $1,100 (25.2% of the issued and outstanding common stock of Bayview). The net liabilities of Xpention were $29,099 at December 31, 2004.

The statements presented include the pro forma balance sheet as of November 30, 2004, and the pro forma statements of operations for the twelve months ended November 30, 2004.

Pro forma basic and diluted (loss) per share is computed using the weighted average number of common shares of Bayview outstanding including the shares issued for the acquisition of Xpention for the periods presented.

                                  BAYVIEW, INC.
                           EXPLANATION OF ADJUSTMENTS
                         PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


Balance sheet - To adjust equity accounts and eliminate the accumulated deficit of Xpention

Statement of operations - To record purchased research and development














                                      F-16